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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                   Of the Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported): March 13, 2000



                        AMERICAN BANKNOTE CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE
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               (State or Other Jurisdiction of Incorporation)

        1-3410                                    13-0460520
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 (Commission File Number)            (I.R.S. Employer Identification No.)

 410 PARK AVENUE, NEW YORK, N.Y.                  10022-4407
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 (Address of Principal Executive Office)           (Zip Code)

                              (212) 593-5700
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            (Registrant's Telephone Number, Including Area Code)


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     (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  Changes in Registrant's Certifying Accountant.


     On March 13, 2000, the Registrant's board of directors decided to retain, subject to the approval of the United States Bankruptcy Court for the Southern District of New York, the accounting firm of Ernst & Young LLP ("E&Y") to act as the principal accountant to audit the Registrant's financial statements, effective March 13, 2000. As previously reported on Form 8-K filed on December 9, 1999, the Registrant filed in the United States Bankruptcy Court for the Southern District of New York a petition and plan of reorganization under Chapter 11 so as to implement the consensual prearranged financial restructuring whereby, among other things, holders of the Registrant's 11-1/4% Senior Subordinated Notes will convert that debt into shares of new common stock. Implementation of the restructuring is subject to consummation of the Chapter 11 plan, which requires, among other things, Court approval, and no assurances of such approval can be given.

     During the Registrant's two most recent fiscal years, the Registrant did not consult with E&Y regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant. In addition, the Registrant did not consult with E&Y during the Registrant's two most recent fiscal years regarding any matter that was the subject of a disagreement or a reportable event within the meaning of Item 304 of the Securities and Exchange Commission's Regulation S-K.

























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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN BANKNOTE CORPORATION

                                   By:   s/Patrick D. Reddy
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                                   Patrick D. Reddy
                                   Vice President




Date: April 7, 2000

































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